Exhibit 99.1

A. Bayard Clark, EVP - CFO Jeff Aberdeen, Controller New York Investor Meetings January 24 - 27, 2005 Commerce Bancshares, Inc.

Cautionary Statement A number of statements we will be making in our presentation and in the accompanying slides are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, such as statements of the Corporation's plans, goals, objectives, expectations, projections, estimates and intentions. These forward-looking statements involve significant risks and uncertainties and are subject to change based on various factors (some of which are beyond the Corporation's control). Factors that could cause the Corporation's actual results to differ materially from such forward-looking statements made herein or by management of the Corporation are set forth in the Corporation's Third Quarter Report on Form 10-Q and the Corporation's Current Reports on Form 8-K. Commerce Bancshares, Inc.

Commerce Bancshares, Inc. Largest Independent Bank in the Lower Midwest $14 billion in assets - 4,821 FTEs Super-Community Bank -327 locations Attractive H/H wealth demographics 89% of 2004 profits from five key markets Commerce Bancshares, Inc. St. Louis Kansas City St. Louis & Kansas City Deposit Marketshare 2004 % Chg '98 BoA 13% -7% US Bancorp 12% -40% Commerce 9% 12% UMB 5% -17% Regions 4% -33% Others 57% 24% Source: FDIC 2004 Deposit Data Peoria Wichita Springfield

Super-Community Bank Platform Creates Advantages Community Bank Front End Employees embrace strong culture Solid customer relationships Based on transaction accounts High retention and cross-sales Knowledge of customers and markets reduces risk In-market lending Credit committee Super-Regional Back End Broad, sophisticated offerings Lead with payment systems Competitive on unit costs Established platforms Sophisticated payment processing tools Private banking; trust; capital markets Internet banking 24/7 customer care center Be Accessible Build Relationships Offer Solutions Our Mission Commerce Bancshares, Inc.

Commerce Employees The Key to Success Seasoned, Aligned Management Team 100 most senior managers average 14 years with Commerce Performance compensation tied to budgeted growth in EPS Human Capital Commerce is the "employer of choice" Focus on succession planning and development of high-potential employees 14% of Commerce stock held by employees and directors I am proud to work for Commerce Bank. How would you rate Commerce Bank compared to other companies? I am willing to do as much as I possibly can to help Commerce Bank be successful. National bank norm Employee Satisfaction Survey Results 2003 Source: 2003 Watson Wyatt WorkUSA Survey. Commerce Bancshares, Inc.

Our Strategy to Build Results for Tomorrow Focus on sales/sales management. Differentiate by service level and ability to sell across LOBs. Invest heavily in people development and training. Continue investment in discretionary technology - capital budget for discretionary technology for 2005 is $27 million. Enhance a "best-in-class" retail sales and service intranet platform. Maintain top quartile credit quality metrics. Commerce Bancshares, Inc.

Balanced Customer Solutions Across Diverse Lines of Business

Pre-tax Profit*

CUSTOMER SOLUTIONS

LINES OF BUSINESS	Payment Systems $146	Lending & Risk Mgmt. $136	Money Mgmt./ Trust $29
Consumer $155	Transaction accounts Consumer debit Merchant 23%	Student loans Bankcard Mortgage Consumer lending 23%	Money market Mutual funds Annuities Bonds 1%
Commercial $126	Treasury services International Purchase card 5%	Commercial lending Wholesale floor plan Leasing 36%	Institutional trust Capital markets group 4%
Trust & Capital Mkts. $30	Private client transaction accounts Corporate debt Corporate trust 2%	Private banking 2%	Private client/ institutional Fixed income 5%

*$ in Millions includes overhead allocations of $30 million not considered in GAAP segment reports.

Numbers in boxes reflect 2004 pre-tax contribution as % of total contribution.

Commerce Bancshares, Inc.

Components of Fee/Spread Income Spread Inc Svc Chrgs Fees & Comm Card Inc Wealth Mgt Mortgage Bkg Other 0.57 0.1 0.06 0.07 0.08 0.03 0.09 Spread Inc Svc Chrgs Fees & Comm Card Inc Wealth Mgt Mortgage Bkg Other 0.6 0.14 0.02 0.09 0.08 0 0.07 2003 50 Largest Banks* 43% Fee Income Ratio 2004 Commerce 40% Fee Income Ratio *Source: Morgan Stanley Commerce Bancshares, Inc.

Fee Business Continues to Expand Increased 8% in 2004 Revenue 1999 2000 2001 2002 2003 2004 5 yr % Chg Pymt Sys $148 $158 $166 $178 $193 $212 43% Trust 58 59 62 61 61 64 10% Lending 11 10 15 12 22 20 82% Capital Mkts 14 14 21 22 20 16 14% Other Fees 5 12 14 9 6 15 200% Total Fees $236 $253 $278 $282 $302 $327 39% % Total Rev* 34% 34% 37% 36% 38% 40% Commerce Bancshares, Inc. *Revenue equals net interest income plus non-interest income. $ in Millions

Key Driver of Fee Growth $ in Millions Pymt Sys Rev 2000 2001 2002 2003 2004 5yr CAGR Retail $111 $115 $121 $129 $140 6% Commercial $47 $51 $57 $64 $72 11% Total $158 $166 $178 $193 $212 7% Driven by Change in Customer Channel Usage* ACH Debit Merchant Cks Deposited Cks Written YTD July 2003 22000 35000 41000 67000 75000 YTD July 2004 25000 42000 45000 64000 69000 *ATM & Credit Cards Unchanged + 10,000 ** in Thousands Payment Systems... No. of Transactions**

Year # Accts. (000) Average DDA Bal Trans Acct Fees Other Retail Fees 1996* 490 $442 $31 $40 2004 639 $2,337 $60 $98 % Chg 32% 429% 94% 145% Consumer Transaction Account Base & Retail Fee Growth Payment Systems - Retail.... Commerce Bancshares, Inc. *Boatmens, Mercantile, Magna, Mark Twain, and Roosevelt Federal acquired by merger since 1996

Net consumer checking sales up 17% 21% improvement in attrition Increased profit, cross-sell and activation compared to previous checking product Average annual profit is 71% higher 10% higher debit ownership; 17% higher transactions 69% greater ownership of Online Account Access Sevenfold increase in Online Bill Pay 29% increase in Direct Deposit Cash incentives speed up the customer acquisition Commerce Bancshares, Inc. More Than Free Early Returns* Payment Systems - Retail.... *Since September 2003

Daily Deposit Builder Leading edge event-based marketing program that analyzes transactions, generates and distributes leads 2004 Results 43,120 contacts made 30% better balance retention Evolution of sales culture Positive customer reaction Embraced by sales force Embraced by sales force Embraced by sales force Embraced by sales force Embraced by sales force Embraced by sales force Embraced by sales force Embraced by sales force Embraced by sales force Embraced by sales force Embraced by sales force Commerce Bancshares, Inc. Payment Systems - Retail....

Satisfied Customers Drive Retention & Enhanced Profitability Payment Systems - Retail.... Very Satisfied Satisfied Somewhat Satisfied Somewhat Dissatisfied Dissatisfied Very Dissatisfied % Satisfied Customer 0.489 0.373 0.086 0.028 0.013 0.011 HH Closure Rate 0.007 0.009 0.015 0.025 0.08 0.139 Source: Commerce Bank Customer Survey Very Satisfied Satisfied Somewhat Satisfied Somewhat Dissatisfied Dissatisfied Very Dissatisfied Average Profit per HH (Start) 459 393 352 373 341 304 Profit Change 58 53 26 10 -38 -55 Very Satisfied Satisfied Somewhat Satisfied Somewhat Dissatisfied Dissatisfied Very Dissatisfied A dissatisfied/very dissatisfied customer Is nearly 14x more likely to close out their accounts. There is a 13% gain in profitability for the very satisfied group and an 18% drop in the very dissatisfied group. Avg Profit per HH (Start) Profit Change % Satisfied Customer HH Closure Rate

Growth in Non-Lending Products and Services Now represents 50% of total LOB contribution** Drivers Revenue Cash sweep: balances up 30% to $1,734 million $ 4 MM* Treasury services: $ 96 MM** Wholesale lockbox volume up 42% ACH volume up 105% Wire volume down 19% International: 59% growth $ 7 MM Loan fees: 56% growth $ 2 MM Corporate card: 158% growth $ 13 MM $122 MM All growth rates over last five years *Revenue includes only cash sweep income allocated to commercial and CMG. **Calculated on a fee-equivalent basis (fees plus yield from compensating balances). 2004 Payment Systems - Commercial.... Commerce Bancshares, Inc.

Cementing and Deepening the Relationship Payment Systems - Commercial.... Commerce Bancshares, Inc. Payment Systems Services Remittance Processing High-Speed Document Imaging Disbursement Services Automated Accounts Receivables Posting Merchant Credit Card Processing Foreign Currency Exchange Lending/Investment Products Working Capital Financing Letters of Credit Short and Long-term Investment Mgt Employee Banking Services Package Long-term relationship spans over 15 yrs Voted top ranked vendor by Hallmark retailers for past 5 yrs Launched proprietary gold crown merchant processing program Provide turnkey solution for both debit card and gift card programs

Business Culture: No blind syndications; no excessive concentrations; rigorous focus on RAROC; manage out deteriorating credits Small Business Banking - card based approach/branch oriented Equipment Leasing - $370MM Retail Culture: No out of market residential or home equity loan production offices Regional calling out of footprint opportunities: 6,301 targets with sales > $50M: excludes Chicago Lending.... Commerce Bancshares, Inc. St. Louis Kansas City Chicago Omaha Indianapolis Tulsa Denver Strategies

Loan Composition for Top 100 Banks Year-End 2003 Tiered Based On Market Cap Comm'l Comm'l RE Personal RE HELOCS & 2nd Mtg Consumer Cr Card Other Tier 1 - Top 10 Banks 20% 10% 26% 9% 21% 15% Tier 2 - Next 40 Bks 20% 27% 22% 11% 11% 9% Commerce 25% 28% 17% 4% 25% 1% Avg - Top 100 Bks 20% 32% 18% 9% 11% 12% Banking Industry 20% 22% 21% 8% 14% 15% Source: SNL DataSource, FDIC, Federal Reserve, and KBW Commerce Bancshares, Inc. Lending ....

Modest Loan Growth Last 5 years Commerce Loans 2004 Bal % to Total 5yr CAGR Market Based Business $4,329 53.2% 2.46% Market Based Consumer $2,056 25.3% 1.02% Non Market $1,745 21.5% 4.09% TOTAL $8,130 100% St. Louis & Kansas City Mkt Loans Business $2,706 33.3% 2.28% Consumer $1,078 13.3% 4.60% TOTAL $3,784 46.6% ILL/Midstate/Spgfld/Wichita Mkts Loans Business $1,100 13.5% 6.81% Consumer $548 6.7% 4.98% TOTAL $1,648 20.2% ($ in Millions) Commerce Bancshares, Inc. Lending ....

Industry and Commerce C&I Loans by Quarter 2000-2004 Commerce Bancshares, Inc. Source: FDIC Lending ....

1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 Non-Perf. Assets/Total Loans 0.0061 0.0042 0.0034 0.0028 0.0039 0.0029 0.0019 0.0027 0.004 0.0038 0.0041 0.0023 NCO/Loan 0.0017 0.0018 0.0031 0.0047 0.0048 0.0048 0.0041 0.0038 0.0048 0.0042 0.0046 0.0041 An Important Part of Our Culture Top 100 Banks CBSH 1.03% .17% 5-Year Avg. Annual C/Os* Commerce Bancshares, Inc. *Figures reflect an analysis of C&I loans for Commerce Bancshares relative to the Top 100 Banks as of 12/31/03. Top 100 Banks' data from the Federal Reserve Bank. Risk Management - Credit....

Industry Comm'l Real Estate & Home Equity Loans Substantial growth, especially @ mid sized banks - worrisome! Commercial Real Estate Loans Home Equity Loans Source: OCC data from Financial Information Systems, Inc. Commerce Bancshares, Inc. Risk Management ....

ALM ALCO Focus: Since 2001, used the balance sheet to hedge against the steep decline in interest rates. Built a laddered, diversified portfolio (AAA) funded by core deposits/short-term borrowings. Created modest net interest income growth as an offset to flat loan growth. Current Profile: Size of the bond portfolio as a percent of earning assets (37%). Short-term purchased funding position ($1,669MM) - represents 35% of portfolio. $1 billion in cash flow from maturing bonds over next 12 months available for loans. ALM Position: Modest short-term exposure exists in a rising rate, flat volume scenario due to the hedge Stable Net Interest Income exists in a rising rate, forecasted volume scenario. Risk Management - Interest Rate.... Commerce Bancshares, Inc.

Balance Sheet Duration as of 12/31/04 Assets Book ($000s) Duration Bus Loans/Leases $2,085 0.45 Bus RE & Constr 2,170 0.89 Personal RE 1,341 2.12 Pers Bkg & Cr Card 2,558 0.76 Total Loans1 8,154 0.94 Mortg-Backed Bonds/CMOs 1,361 2.47 Other Bonds 3,086 1.86 Total Bonds2 4,447 2.05 Other Assets 1,561 0.09 Total Assets $14,162 1.19 Liabilities Non-Int Demand Deposits $2,859 2.12 Interest-Bearing Deposits 5,108 0.67 CDs 2,418 0.62 Purchased Funding/Other 2,349 0.11 Total Liabilities $12,734 0.86 Duration Gap3 0.33 1Total loans have an effective duration under 1, are mainly variable with personal real estate loans (hybrid ARMs) comprising only 16% of total loans. 2Bond portfolio is relatively short at just over 2 with a low concentration of mortgage bonds. 3Our long-term target duration gap is between .15 and .35. Risk Management - Interest Rate....

Net Interest Income: 1998 - 2005F Combating Interest Rate Risk and Slow Loan Growth Risk Management - Interest Rate.... Commerce Bancshares, Inc.

Contributions to Total Net Interest Income 2005 Forecasted Rate and Volume Scenario (F) Risk Management - Interest Rate.... Dec-05 Commerce Bancshares, Inc.

CBSH Benefits from Rising Rates Notes: Most liabilities reprice within 1 year. Reinvestment of longer, fixed assets (loans & bonds) will push net interest margin higher. Risk Management - Interest Rate....

Rate Shocks: 12 Month Change in Net Interest Income From Flat Rate Scenario Risk Management - Interest Rate.... Commerce Bancshares, Inc.

Growth in Revenue & Revenue Per Share In Summary... Commerce Bancshares, Inc. Revenue Per Share Total Revenue ($ Millions)

1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 CBSH 100 152 197 307 307 261 351 343 369 492 540 S&P 500 ** 100 138 169 226 292 353 322 284 221 285 305 NASDAQ Financials** 100 146 187 286 278 276 298 328 338 457 524 10-Year CAGR* EPS 10.2% Cash Div 13.0% Stk. Price 16.3% Total Shareholder Return A Long-Term View 10-Year Cumulative Total Return *As of 12/31/04 **As of 11/30/04 Commerce Bancshares, Inc. In Summary...